POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the Treasurer and Chief Accounting Officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of August, 1999.

                                        /s/
                                        ---------------------------------------
                                        Lois Juarez
                                        Treasurer and Chief Accounting Officer


STATE OF TEXAS           )
                         )        ss:
COUNTY OF HARRIS         )

     Before me, a Notary Public, in and for said county and state, personally appeared Lois Juarez, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 26th day of August, 1999.


                                        /s/ Sherrie Nicol
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: July 20, 2003

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip C. Pauze her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of June, 1999.

                                        /s/
                                        ----------------------------------------
                                        Patricia S. Dobson
                                        Trustee and Secretary


STATE OF TEXAS           )
                         )        ss:
COUNTY OF HARRIS         )

     Before me, a Notary Public, in and for said county and state, personally appeared Patricia S. Dobson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of June, 1999.

                                        /s/ Jeanette L. Sumruld
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: March 4, 2000

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the President of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 1999.


                                        /s/
                                        ----------------------------------------
                                        Philip C. Pauze
                                        Trustee and President

STATE OF TEXAS           )
                         )        ss:
COUNTY OF HARRIS         )

     Before me, a Notary Public, in and for said county and state, personally appeared Philip C. Pauze, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th of June, 1999.

                                        /s/ Jeanette L. Sumrul
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: March 4, 2000

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of July, 1999.

                                        /s/
                                        ----------------------------------------
                                        Gordon Anderson
                                        Trustee


STATE OF TEXAS           )
                         )        ss:
COUNTY OF HARRIS         )

     Before me, a Notary Public, in and for said county and state, personally appeared Gordon Anderson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 12th day of July, 1999.

                                        /s/ Helen Carr
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: February 1, 2001

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 1999.

                                        /s/
                                        ----------------------------------------
                                        Wayne F. Collins
                                        Trustee

STATE OF TEXAS           )
                         )        ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared Wayne F. Collins, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 1st day of July, 1999.

                                        /s/ Karen Fry
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: February 28, 2001

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 1999.

                                        /s/
                                        ----------------------------------------
                                        Paul J. Hilbert
                                        Trustee

STATE OF TEXAS           )
                         )        ss:
COUNTY OF TRAVIS         )

     Before me, a Notary Public, in and for said county and state, personally appeared Paul J. Hilbert, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of June, 1999.

                                        /s/ Jennifer M. Cutler
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: June 17, 2002

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 1999.

                                        /s/
                                        ----------------------------------------
                                        Robert J. Pierce
                                        Trustee

STATE OF CALIFORNIA      )
                         )        ss:
COUNTY OF NAPA           )

     On July 1st, 1999, before me, Christine M. Rossi, personally appeared Robert J. Pierce, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal
                                        /s/ Christina M. Rossi
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: April 1, 2001